UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2020
_________________________________________________________________
First Citizens BancShares Inc /DE/
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
On January 28, 2020, the Board of Directors of First Citizens BancShares, Inc. (“BancShares”) authorized share repurchases of up to 500,000 of BancShares’ Class A common stock for the period February 1, 2020 through April 30, 2020. This authority supersedes the authority to repurchase shares approved by the Board in October 2019 which expired on January 31, 2020. Under the new authority, shares may be repurchased from time to time on the open market or in privately negotiated transactions, but the Board's action does not obligate BancShares to acquire any particular number of shares, and purchases may be suspended or discontinued at any time. BancShares previously entered into a stock trading plan in accordance with the guidelines specified under Rule 10b5-1 of the Securities and Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits. The following exhibit accompanies this report.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Disclosures About Forward Looking Statements
This Current Report on Form 8-K (this “Report”) may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of BancShares and its management about future events. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results or events to differ materially from those described in the statements. Forward-looking statements in this Report include statements concerning opinions or judgments of BancShares and its management about future events, future financial and operating results and the respective plans, objectives, and intentions. The accuracy of such forward-looking statements could be affected by factors beyond BancShares’ control, including, but not limited to, general competitive, economic, political, and market conditions. These forward-looking statements are made only as of the date of this Report, and BancShares undertakes no obligation to revise or update these statements following the date of this Report, except as may be required by law.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	February 7, 2020	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer